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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF UGI CORPORATION

                                                                                                                   STATE OF
SUBSIDIARY                                                                                  OWNERSHIP           INCORPORATION
----------                                                                                  ---------           -------------
AMERIGAS, INC.                                                                                 100%                    PA
   AMERIGAS PROPANE, INC.                                                                      100%                    PA
    AmeriGas Partners, L.P.                                                                     (1)                    DE
                  AmeriGas Finance Corp.                                                       100%                    DE
                  AmeriGas Eagle Finance Corp.                                                 100%                    DE
                  AP Eagle Finance Corp.                                                       100%                    DE
             AmeriGas Propane L.P.                                                              (2)                    DE
                  AmeriGas Propane Parts & Service, Inc.                                       100%                    PA
                  AmeriGas Eagle Propane, L.P.                                                  (3)                    DE
                                AmeriGas Eagle Parts & Service, Inc.                           100%                    PA
                  AmeriGas Eagle Propane, Inc.                                                 100%                    DE
                                AmerE Holdings, Inc.                                           100%                    DE
                                AmeriGas Eagle Holdings, Inc.(4)                               100%                    DE
                                               Active Propane of Wisconsin, LLC                100%                    DE
    AmeriGas Technology Group, Inc.                                                            100%                    PA
    Petrolane Incorporated(5)                                                                  100%                    PA
   FOUR FLAGS DRILLING COMPANY, INC.                                                           100%                    PA
ASHTOLA PRODUCTION COMPANY                                                                     100%                    PA
   UGI ETHANOL DEVELOPMENT CORPORATION                                                         100%                    PA
NEWBURY HOLDING COMPANY                                                                        100%                    DE
UGI ENTERPRISES, INC.                                                                          100%                    PA
   CFN ENTERPRISES, INC.                                                                       100%                    DE
   EASTFIELD INTERNATIONAL HOLDINGS, INC.                                                      100%                    DE
    FLAGA GmbH                                                                                 100%                  AUSTRIA
                  FLAGA Energievorsorgung GmbH(6)                                              100%                  GERMANY
                  FLAGA Plyn, spol. s.r.o.                                                     100%              CZECH REPUBLIC
                                LPG Technik s.r.o.                                             100%              CZECH REPUBLIC
                  FLAGA Slovplyn, spol. s r.o.                                                 100%                 SLOVAKIA
                  FLAGA Suisse GmbH                                                            100%                SWITZERLAND
   EUROGAS HOLDINGS, INC.                                                                      100%                    DE
   UGI BLACK SEA ENTERPRISES, INC.                                                             100%                    PA
   UGI CHINA, INC.                                                                             100%                    DE
   UGI ENERGY SERVICES, INC.                                                                   100%                    PA
    Energy Services Funding Corporation                                                        100%                    DE
    Hellertown Pipeline Company                                                                100%                    PA
    Homestead Holding Company                                                                  100%                    DE
    UGI Asset Management, Inc.                                                                 100%                    DE
                  Atlantic Energy, Inc.                                                        100%                    DE
    UGI Development Company                                                                    100%                    PA
                  UGID Holding Company                                                         100%                    DE
                  UGI Hunlock Development Company                                              100%                    PA
   UGI HVAC ENTERPRISES, INC.                                                                  100%                    DE
          Denny's Electric Service, Inc.                                                       100%                    PA

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
                                                                                                                   STATE OF
SUBSIDIARY                                                                                  OWNERSHIP           INCORPORATION
----------                                                                                  ---------           -------------
   UGI INTERNATIONAL (CHINA), INC.                                                             100%                    DE
   UGI INTERNATIONAL ENTERPRISES, INC.                                                         100%                    PA
    UGI France, Inc.                                                                           100%                    DE
                  UGI Finance, LLC                                                             100%                    DE
                           UGI Bordeaux Holding                                                100%                  FRANCE
                                AGZ Holding (7)                                               99.99%                 FRANCE
                                       Antargaz (8)                                           99.99%                 FRANCE
                                             Wogegal                                           100%                  FRANCE
                                                   Aquitaine Pyrenees Gaz                      100%                  FRANCE
                                             Gaz Est Distribution                              100%                  FRANCE
                                             Nord GPL                                          100%                  FRANCE
                                             Floregaz                                           80%                  FRANCE
                                             Norgal                                           52.67%                 FRANCE
                                             Rhone Gaz                                        50.62%                 FRANCE
                                             Rhone Mediterranee Gaz                             85%                  FRANCE
                                             Sigap Ouest                                        66%                  FRANCE
                                             Sobegal                                            72%                  FRANCE
                                       AGZ Finance (9)                                        99.99%               Luxembourg
   UGI POWER SUPPLY, INC.                                                                      100%                    PA
   UGI ROMANIA, INC.                                                                           100%                    PA
   UGI SOUTHWEST CHINA DEVELOPMENT COMPANY, LLC                                                100%                    DE
UGI PROPERTIES, INC.                                                                           100%                    PA
UGI UTILITIES, INC.                                                                            100%                    PA
UNITED VALLEY INSURANCE COMPANY                                                                100%                    VT

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(1)   AmeriGas Propane, Inc. and its subsidiary, Petrolane Incorporated, hold a combined 44% (approx.) interest in AmeriGas Partners, L.P.

(2) AmeriGas Propane, Inc. is the general partner; AmeriGas Partners, L.P. holds all limited partner interests.

(3) 99% owned by AmeriGas Propane, L.P. and <0.5% owned by AmeriGas Eagle Holdings, Inc. (GP) and an unrelated third party.

(4) AmeriGas Eagle Holdings, Inc. owns <0.5% as General Partner of AmeriGas Eagle Propane, L.P.

(5)   Petrolane Incorporated owns approximately 14% of AmeriGas Partners, L.P.

(6)   In Liquidation

(7) .01 % held equally by Lon R. Greenberg, Anthony J. Mendicino, Francois Varagne, Robert W. Krick, Robert H. Knauss and Michael J. Cuzzolina

(8) .01 % held equally by Lon R. Greenberg, Anthony J. Mendicino, Francois Varagne, Donald J. Groth, Robert H. Knauss and Matthew A. Woodward

(9)   .01 % held by Antargaz

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